EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT



The Board of Directors
Bay View Capital Corporation:

We consent to the incorporation by reference in the Registration Statement (No. 333-83199) on Amendment No. 1 to Form S-3 of our report dated January 19, 1999, except as to footnote 24, which is as of March 11, 1999, relating to the consolidated statement of financial condition of Bay View Capital Corporation as of December 31, 1998, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the year then ended, which report appears in the December 31, 1998 annual report on Form 10-K/A incorporated by reference herein and to the reference to our Firm under the caption "Experts" in the Registration Statement.




                                             /s/ KPMG LLP

                                             KPMG LLP

San Francisco, California
October 11, 1999

                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Franchise Mortgage Acceptance Company:



We consent to the incorporation by reference in the registration statement on Amendment No. 1 to Form S-3 of Bay View Capital Corporation of our report dated January 19, 1999, except as to notes 22, 23, and 20 to the consolidated financial statements, which are as of February 16, 1999, March 10, 1999 and March 29, 1999, respectively, with respect to the consolidated balance sheets of Franchise Mortgage Acceptance Company as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholders' or members' equity and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1998 annual report on Form 10-K of Franchise Mortgage Acceptance Company, and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP
                                        ------------------
                                        KPMG LLP




Los Angeles, California
October 8, 1999

                                                                    EXHIBIT 23.3





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Bay View Capital Corporation on Form S-3 of our report dated January 26, 1998 appearing in the Annual Report on Form 10-K/A of Bay View Capital Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP


San Francisco, California
October 11, 1999